UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2011 (March 1, 2011)
KEY ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-08038 (Commission File Number)	04-2648081 (I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 651-4300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.
Underwriting Agreement
          On March 1, 2011, Key Energy Services, Inc. (“Key Energy”) and certain of its subsidiaries named therein (the “Guarantors”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated and the other underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, upon satisfaction of specified closing conditions, Key Energy issued and sold, under a shelf Registration Statement on Form S-3 (No. 333-172532), to the Underwriters $475,000,000 aggregate principal amount of its 6.750% Senior Notes due 2021 (the “Notes”). The Underwriting Agreement contains customary representations, warranties and covenants by Key Energy, the Guarantors and the Underwriters. It also provides for customary indemnification by each of Key Energy, the Guarantors and the Underwriters for certain losses or damages arising out of or in connection with the sale of the Notes.
          The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the copy of the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated herein by reference.
Indenture
          On March 4, 2011, Key Energy issued the Notes pursuant to an Indenture, dated March 4, 2011, among Key Energy, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated March 4, 2011, among Key Energy, the Guarantors and the Trustee.
          The terms of the Indenture and the First Supplemental Indenture are described below under Item 2.03 and incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
          On March 4, 2011, Key Energy and the Guarantors entered into the First Supplemental Indenture referenced above to create a series of senior debt designated as 6.750% Senior Notes due 2021. Key Energy will pay interest on the Notes on March 1 and September 1 of each year, beginning September 1, 2011. The Notes will mature on March 1, 2021. Key Energy may redeem the Notes at the redemption prices and on the dates set forth in the First Supplemental Indenture.
          The Notes will be Key Energy’s unsecured senior obligations and will rank equally with all of its existing and future senior indebtedness. The Notes are subordinated to all of Key Energy’s current and future secured obligations. The Notes are pari passu in right of payment with all existing and future indebtedness, including Key Energy’s outstanding 8 3/8% Senior Notes due 2014.

          The Notes will be fully, unconditionally and jointly and severally guaranteed on a senior unsecured basis by certain of Key Energy’s current and future domestic subsidiaries as Guarantors. The obligations of each Guarantor will be a general unsecured obligation of such Guarantor, ranking pari passu in right of payment with all other current or future senior borrowings of such Guarantor and senior in right of payment to any subordinated indebtedness incurred by such Guarantor in the future. The guarantee by the Guarantors will be effectively subordinated to the rights of Key Energy’s existing and future secured creditors and to the Guarantors’ existing and future secured indebtedness.
          The Indenture, as supplemented by the First Supplemental Indenture, among other things, restricts Key Energy’s ability and the ability of the Guarantors to:
•	incur additional indebtedness and issue preferred equity interests;

•	pay dividends or make other distributions or repurchase or redeem equity interests;

•	make loans and investments;

•	enter into sale and leaseback transactions;

•	sell, transfer or otherwise convey assets;

•	create liens;

•	enter into transactions with affiliates;

•	enter into agreements restricting subsidiaries’ ability to pay dividends;

•	designate future subsidiaries as unrestricted subsidiaries; and

•	consolidate, merge or sell all or substantially all of the applicable entities’ assets.
Many of these covenants will be suspended during periods when the Notes are rated investment grade by Standard & Poor’s or Moody’s.
          The foregoing descriptions of the Indenture and the First Supplemental Indenture are not complete and are qualified in their entirety by reference to the executed copies thereof filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference. The form of Note issued pursuant to the First Supplemental Indenture is filed herewith as Exhibit 4.3 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.
     (c) Exhibits

Exhibit
Number	Description

1.1
Underwriting Agreement, dated as of March 1, 2011, by and among Key Energy Services, Inc., the guarantors named therein and UBS Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, for the several underwriters named therein.

4.1	Indenture, dated as of March 4, 2011, among Key Energy Services, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture, dated as of March 4, 2011, among Key Energy Services, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of global note for 6.750% Senior Notes due 2021 (incorporated by reference from Exhibit A to Exhibit 4.2).

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

5.2	Opinion of Andrews Kurth LLP.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
By:	/s/ Kimberly R. Frye
	Name:	Kimberly R. Frye
	Title:	Senior Vice President and General Counsel

Date: March 4, 2011

Exhibit Index

Exhibit
Number	Description

1.1
Underwriting Agreement, dated as of March 1, 2011, by and among Key Energy Services, Inc., the guarantors named therein and UBS Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, for the several underwriters named therein.

4.1	Indenture, dated as of March 4, 2011, among Key Energy Services, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture, dated as of March 4, 2011, among Key Energy Services, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of global note for 6.750% Senior Notes due 2021 (incorporated by reference from Exhibit A to Exhibit 4.2).

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

5.2	Opinion of Andrews Kurth LLP.